Exhibit 10.1
Conflict Minerals Report
I. Introduction
Based in Charlotte, North Carolina, SPX FLOW, Inc. is a leading global supplier of highly engineered flow components, process equipment and turn-key systems, along with the related aftermarket parts and services, into the food and beverage, power and energy and industrial end markets. SPX FLOW has more than $2 billion in annual revenues with operations in over 35 countries and sales in over 150 countries around the world.
Certain of our products contain materials or components that use tin, tantalum, tungsten and/or gold (“3TG”). Due to the depth of our supply chain, we are often far removed from the sources of ore from which these metals are produced and the smelters/refiners that process those ores; the efforts undertaken to identify the countries of origin of those ores reflect our circumstances and position in the supply chain. The amount of information available globally on the traceability and sourcing of these ores is extremely limited at this time; this situation is not unique to us. We have taken steps to identify the applicable smelters and refiners of such 3TG metals in our supply chain; however, we believe that the smelters and refiners of 3TG are best situated to identify the sources and countries of origin of the 3TG. We rely on our suppliers to provide us with information on the origin of any conflict minerals contained in components and materials supplied to us.
The due diligence efforts noted below were undertaken on the products manufactured by us in 2015.
II. Reasonable Country of Origin Inquiry (RCOI)
We instructed our direct suppliers to provide answers to the Electronic Industry Citizenship Coalition-Global e-Sustainability Initiative (EICC-GeSI) Conflict Minerals Common Reporting Template. The EICC-GeSI Conflict Minerals Common Reporting Template is regarded as the most common tool for reporting conflict minerals content and sourcing information worldwide, developed by several of the world’s leading consumer electronics companies.
In some cases, suppliers were required to provide corrections and clarifications.
As such, we believe our RCOI process was reasonably designed and performed in good faith.
III. Design of Due Diligence Framework
We designed our due diligence framework to conform in all material respects with the OECD 2013 Guidelines - OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition, OECD Publishing. http://dx.doi.org/10.1787/9789264185050-en
IV. Due Diligence Measures Performed
Due diligence measures we performed include, but are not limited to, the following:

•	Reporting to senior management and the Board of Directors regarding the structure of our conflict minerals program.

•	Reporting to senior management on direct suppliers’ responses to our conflict minerals information requests.

•	Communicating our policy on conflict minerals to direct suppliers.

•	Communicating the commitments and requirements expected of our direct suppliers, supported by, when appropriate, email and phone dialogues.

•
Comparing smelters and refiners identified by suppliers to the Conflict Free Sourcing Initiative (“CFSI”) lists of validated conflict free and verified facilities and the US Department of Commerce “Reporting Requirements Under Section 1502(d)(3)(C) of the Dodd-Frank Act World-Wide Conflict Mineral Processing Facilities" (http://www.ita.doc.gov/td/forestprod/DOC-ConflictMineralReport.pdf), and our own independent research.

•
Developing a risk mitigation plan that allows for continued trade with a supplier as appropriate through the supplier’s risk mitigation efforts, and evaluating the business relationship with suppliers that do not address the risks.

•	Developing template contractual terms and conditions regarding procurement practices that encourage suppliers to purchase raw materials from audited smelters/refiners.

V. Product Determination
We received inconclusive data from our direct suppliers. Material source information is still developing. To date, we have received no information from our direct suppliers indicating that the tin, tantalum, tungsten or gold we purchased from them directly or indirectly financed or benefited armed groups in the Democratic Republic of the Congo (“DRC”) or adjoining countries. Some suppliers disclosed to us that scrap/recycled sources of 3TG were identified in their supply chains and did not require due diligence.
We believe the following smelters/refiners have achieved a conflict free designation by the CFSI’s CFSP or have an audit program with which CFSI has mutual recognition, or are actively in the process of obtaining the designations, or are smelters/refiners for which we independently obtained country of origin information:

Gold	ABC
Gold	Acade Noble Metal (Zhao Yuan) Corporation
Gold	Academy Precious Metals
Gold	Added post old ID process
Gold	Advanced Chemical Company
Gold	Aida Chemical Industries Co. Ltd.
Gold	Aktobe
Gold	Aktyubinsk Copper Company TOO
Gold	Al Etihad Gold Refinery DMCC
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.
Gold	Almalyk Mining and Metallurgical Complex (AMMC)
Gold	AngloGold Ashanti Córrego do Sítio Mineração
Gold	AngloGold Ashanti Mineração Ltda, AngloGold Ashanti
Gold	ANZ Bank
Gold	Argor-Heraeus S.A.
Gold	Asahi Pretec Corporation
Gold	Asahi Refining Canada Limited
Gold	Asahi Refining USA Inc.
Gold	Asaka Riken Co., Ltd.
Gold	Asarco
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.
Gold	Audiua Escardida
Gold	Aurubis AG
Gold	Aurubis,Norddeutsche Affinererie AG
Gold	Baiyin Nonferrous Group Co., Ltd.
Gold	Baiyin Nonferrous Metals Corporation (BNMC)
Gold	Bangalore RefineryÂ Pvt. Ltd
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)
Gold	BANGKOK ASSAY
Gold	Batu Hijau Gold/Copper Mining
Gold	Bauer Walser AG
Gold	BHP Billion
Gold	BHP Billiton Ltd.
Gold	Boliden AB
Gold	Bolin Co. Ltd.
Gold	Boston Metals
Gold	BRIGHT-E ELECTRONIC TECHNOLOGY LIMITED
Gold	C. Hafner GmbH + Co. KG
Gold	C. Uyemura & Co,. Ltd
Gold	Caridad

Gold	CCR Refinery - Glencore Canada Corporation
Gold	Cendres + Métaux S.A.
Gold	Central Bank of the DPR of Korea
Gold	Changcheng Gold and Silver Refinery Co.,
Gold	Changsanjiao Elc.
Gold	Changshu Sub Material Co., Ltd.
Gold	Changzhou Chemical Design Institution
Gold	CHANGZHOU MING FENG HARDWARE CONNECTOR FACTORY
Gold	CHENGGONG TECHNOLOGY Co., Ltd.
Gold	Cheong Hing
Gold	Chernan Technology co., ltd
Gold	Chia Tai Metal Craft Products Co., Ltd.
Gold	Chimet S.p.A.
Gold	China Gold International Resources Corp. Ltd.
Gold	China Golddeal Investment Co. Ltd.
Gold	China Nonferrous Metal Mining (Group) Co., Ltd.
Gold	China Sino-Platinum Metals Co., Ltd.
Gold	China's Nonferrous Mining Group Co., Ltd.
Gold	CHIN-LEEP ENTERPRISE CO., LTD.
Gold	CHROMA NEW MATERIAL CORPORATION
Gold	Chugai Mining
Gold	Chugaikogyo
Gold	Cloud Hunan
Gold	CNMC (Guangxi) PGMA Co. Ltd.
Gold	Codela
Gold	Codelco
Gold	Colt Refining
Gold	Conghua Tantalum and Niobium Smeltry
Gold	Cookson
Gold	Cookson Sempsa
Gold	CORE PMG
Gold	Corporacion Nacional del Cobre de Chile
Gold	CS
Gold	DA HONG
Gold	Daejin Indus Co., Ltd.
Gold	DaeryongENC
Gold	Daye Non-Ferrous Metals Mining Ltd.
Gold	Degussa
Gold	Der Kae Enterprise Co
Gold	DODUCO GmbH
Gold	Dongguan CameroonChemical Materials Co., Ltd
Gold	Dongguan City up another metal copper processing plant（東莞市塘廈再升五金銅材加工廠）
Gold	Dong'guan Dong wu Violent-toxic Chemical Products Co., Ltd.
Gold	DONGGUAN DONGXU METAL SURFACE HANDLE CO.,LTD
Gold	Dongguan Dongxu Metal Surface Hanlde Co Ltd
Gold	DONGGUAN SOLME HARDWARE Co., Ltd.
Gold	Dongguan Standard Electronic Material.Co.,Ltd
Gold	Dongguanshi Sutande Dianzi cailiao Co.,Ltd.
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi
Gold	Dong-Wo Co., Ltd.

Gold	Dowa
Gold	Dowa Kogyo k.k,Dowa Metals & Mining Co. Lt
Gold	DRW
Gold	DSC (Do Sung Corporation)
Gold	Dujinshui zhihuan fanying
Gold	DUOXIN
Gold	ECHEM
Gold	E-CHEM Enterprise Corp
Gold	Eco-System Recycling Co., Ltd.
Gold	Edison Plating Technology Co., Ltd.
Gold	Eldorado Gold Corporation
Gold	Elemetal Refining, LLC
Gold	EM Vinto
Gold	Emirates Gold DMCC
Gold	Engelhard London
Gold	Enthone
Gold	ESG Edelmetall-Service
Gold	ESG Edelmetallservice GmbH & Co. KG
Gold	ESG Edelmetall-Service GmbH & Co. KG
Gold	Faggi Enrico S.p.A.
Gold	Faggi S.p.A.
Gold	Feinhütte Halsbrücke GmbH
Gold	Ferro Corporation
Gold	Fidelity Printers and Refiners Ltd.
Gold	Five gold steel material processing
Gold	Foxconn Technology Group
Gold	Fujian Jinxin Tungsten Co., Ltd.
Gold	Furukawa Electric
Gold	G.L.D
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (NBMC)
Gold	Ganzhou Huaxing Tungsten Products Co., Ltd.
Gold	Ganzhou Non-ferrous Metals Smelting Co., Ltd.
Gold	Geib Refining Corporation
Gold	GeiBb Refining Corp.
Gold	Gejiu Zi-Li
Gold	Gold and silver refining strokes Ltd.
Gold	Gold Shousha
Gold	Gold Trading Company Ltd.
Gold	gong an ju
Gold	Great Wall Precious Metals Co., Ltd. of CBPM
Gold	Grillo Handel
Gold	Guandong Jinding Material co., Ltd.
Gold	guang dong jin xian gao xin cai liao gong si
Gold	Guangdong Fushan Anson
Gold	GUANGDONG HUA JIAN TRADE DO., Ltd.
Gold	Guangdong Jinding Gold Limited
Gold	Guangdong macro jin precious metal smelting
Gold	Guangdong MingFa Precious Metal Co., Ltd.

Gold	Guangzhou Hanyuan Electronic Tech Co. Ltd.
Gold	GuangZHou Jin Ding
Gold	Guangzhou King's Hi-Tech Materials
Gold	Guoda Safina High-Tech. Environmental Refinery Co. Ltd
Gold	GUSU PLATING Co., Ltd.
Gold	GWO CHERN INDUSTRIAL CO., LTD.
Gold	Hang Technology
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.
Gold	Hanhua jinshu
Gold	Harima Smelter
Gold	Harmony Gold Mining Company Limited
Gold	Harmony Gold Refinery
Gold	HeeSung
Gold	Heesung Metal Ltd
Gold	Heimerle + Meule GmbH
Gold	HeNan LingBao Jin Kuan
Gold	henan middle plain smelt
Gold	HENAN PROVINCE IN GOLD INVESTMENT MANAGEMENT LTD.
Gold	Henan Province Sanmenxia City Gold Smelter
Gold	Henan Sanmenxia Lingbao City Jinyuan Mining Industry Co., Ltd
Gold	Heraeus Ltd
Gold	Heraeus Ltd. Hong Kong
Gold	Heraeus Precious Metals GmbH & Co. KG
Gold	Heraeus Shin-Etsu Quartz Inc.
Gold	Hiroshima East Jinding tech materials
Gold	Hisikari Mine
Gold	Hitachi
Gold	HMG
Gold	Hon Shen Co. Ltd
Gold	HonHai Precision Co., Ltd.
Gold	Honorable Hardware Craft Product Limited Company
Gold	Huizhou Baoyuhua Electronics Co., Ltd.
Gold	Hunan Chenzhou Mining Co., Ltd.
Gold	Hutti Gold Mines Limited (HGML)
Gold	Hwasung CJ Co., Ltd.
Gold	ICBC
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited
Gold	Ishifuku Metal Industry Co., Ltd.
Gold	ISLAND GOLD REFINERY
Gold	Istanbul Gold Refinery
Gold	Japan Mint
Gold	Japan Pure Chemical
Gold	Jia Lung Corp
Gold	Jiangsu Sue large special chemical reagent Co., LTD
Gold	Jiangxi Copper Company Limited
Gold	Jie sheng
Gold	Jin Dong Heng
Gold	Jin Jinyin refining company limited
Gold	JinBao Electronic Co.,Ltd.
Gold	Jinfeng Gold Mine Smelter

Gold	jinlong copper C0.,LTD
Gold	Jinlong Copper Co., Ltd.
Gold	JINSUNG METAL CORP
Gold	Johnson Matthey Inc
Gold	Johnson Matthey Ltd
Gold	JSC "Aurat"
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant
Gold	JSC Uralelectromed
Gold	JX Nippon Mining & Metals Co., Ltd.
Gold	K.A.Rasmussen as
Gold	Kaloti Precious Metals
Gold	Kanfort Industrial (Yantai)
Gold	Kangqiang Electronics Co., Ltd.
Gold	Kazakhmys Smelting LLC
Gold	Kazzinc
Gold	Kazzinc Ltd
Gold	Kee Shing
Gold	Kennecott Utah Copper LLC
Gold	KGHM Polska MiedŸ Spó³ka Akcyjna
Gold	Kojima Chemicals Co., Ltd.
Gold	Korea Metal Co., Ltd.
Gold	Korea Zinc Co. Ltd.
Gold	Kosak Seiren
Gold	Kuan Shuo Ind. Co., Ltd.
Gold	Kunshan Jinli chemical industry reagents co.,Ltd.
Gold	KYOCERA
Gold	Kyrgyzaltyn JSC
Gold	L' azurde Company For Jewelry
Gold	LBMA
Gold	LBMA (London Bullion Market Association)
Gold	LG-Nikko Smelter
Gold	Lian Xing Plating Factory
Gold	LiBaoJia
Gold	Lifu Precious Metals company limited
Gold	Lingao Gold
Gold	Lingbao Gold Company Limited
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.
Gold	LINXENS
Gold	Littlefuse
Gold	LS-NIKKO Copper Inc.
Gold	Luo men ha si
Gold	Luo Yang ZIJIN YINHUI Gold Smelting Co., Ltd
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.
Gold	macderlun
Gold	Maite Long
Gold	Malaysia Smelting Corporation (MSC)
Gold	Malaysia Smelting Corporation Berhad
Gold	Marsam Metals
Gold	Material Technology Co., Ltd.
Gold	Materion

Gold	Matsuda Sangyo Co., Ltd.
Gold	Matsuda Sangyo Co., Ltd. Japan
Gold	Meta Low Technologies Japan Ltd.
Gold	Metahub Industries Sdn. Bhd.
Gold	Metalli Preziosi S.p.A.
Gold	Metallic Resources Inc
Gold	Metallo-Chimique N.V.
Gold	Metallurgical Products India (Pvt.) Ltd.
Gold	METALOR COEATINGS (TAIWAN) CORPORATION
Gold	Metalor Germany
Gold	Metalor Technologies (Hong Kong) Ltd
Gold	Metalor Technologies (Singapore) Pte., Ltd.
Gold	Metalor Technologies (Suzhou) Ltd.
Gold	Metalor Technologies SA
Gold	Metalor USA Refining Corporation
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V
Gold	Met-Mex Pe-oles, S.A.
Gold	Mexicana de Cobre S.A. de C.V.
Gold	MITSUBISHI GAS CHEMICAL CO., INC
Gold	Mitsubishi Materials Corporation
Gold	Mitsui Mining and Smelting Co., Ltd.
Gold	MK Electron
Gold	MMC (Mitsubishi Materials Corporation) Japan
Gold	MMTC-PAMP India Pvt., Ltd.
Gold	Monopoly Ltd. Zhuhai toxic materials
Gold	Mori silver
Gold	Morigin Company
Gold	Morris & Watson
Gold	Moscow Special Alloys Processing Plant
Gold	N.E. Chemcat
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.
Gold	Nanchuang Henghua Non-Ferrous Metal Alloy Factory
Gold	Nathan Trotter & Co., Inc
Gold	Natsuda Sangyo Co., Ltd.
Gold	Navoi Mining and Metallurgical Combinat
Gold	Nihon Material Co., Ltd.
Gold	Nihon Superior Co., Ltd.
Gold	Ningbo Kangqiang Electronics Co., Ltd.
Gold	Ningbo Yinzhou Bronze Belt Co., Ltd.
Gold	Nippon Micrometal Corporation
Gold	Nippon Mining, Saganoseki Smelter & Refinery, Pan Pacific Copper Co. LTD
Gold	Nishihara Science and Engineering
Gold	Nisshin Chemical Co., Ltd.
Gold	NISSIN KASEI CO., Ltd.
Gold	Nittesu Mining Co
Gold	NMC
Gold	NORSUN CIRCUITED ENTERPRISE CO., LTD
Gold	Nyrstar Metal
Gold	OGM
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH

Gold	Ohura Precious Metal Industry Co., Ltd.
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)
Gold	OJSC Kolyma Refinery
Gold	OJSC Novosibirsk Refinery
Gold	OJSC ÒThe Gulidov Krasnoyarsk Non-Ferrous Metals PlantÓ (OJSC Krastvetmet)
Gold	OMG ELECTROCHEMICALS
Gold	OMG GALVANOTECHNIK
Gold	Operaciones Metalurgical S.A.
Gold	Orelec
Gold	PAMP S.A.
Gold	Penglai Penggang Gold Industry Co., Ltd.
Gold	Philippines Associated Smelting and Refining Corporation
Gold	PJ-USA
Gold	PM Sales Inc.
Gold	Pogo Gold Mining
Gold	Poongsan Corporation
Gold	PRECIOUS METAL SALES CORP.
Gold	Priorsky Plant of Non-Ferrous Metals
Gold	PT Aneka Tambang (Persero)TBK
Gold	PT Timah (Persero), Tbk
Gold	PX Précinox S.A.
Gold	PX PrŽcinox SA
Gold	PYNMAX TECHNOLOGY CO., LTD.
Gold	Qiankun Gold and Silver
Gold	Rand Refinery (Pty) Ltd.
Gold	Rationale Technology Co., Ltd.
Gold	Realized the enterprise Co.,Ltd.
Gold	Remondis Argentia B.V.
Gold	Republic Metals Corporation
Gold	Rio Tinto Group
Gold	Riotinto
Gold	Rohm & Haas Elec. Matl'ls
Gold	Rongda
Gold	Royal Canadian Mint
Gold	rui sheng
Gold	SAAMP
Gold	Sabin Metal Corp.
Gold	Safimet Spa.
Gold	Samduck Precious Metals
Gold	Samhwa non-ferrorus Metal ind.co.ltd
Gold	SAMWON Metals Corp.
Gold	Sanmenxia Hang Seng Science and Technology Co., Ltd
Gold	Sanmenxia Lingbao Jinyuan Mining Co., Ltd.
Gold	SAXONIA Edelmetalle GmbH
Gold	Schloetter Co Ltd
Gold	Schone Edelmetaal B.V.
Gold	SCHOOT
Gold	Scotia Mocatta
Gold	SD Gold
Gold	SD(Samdok) Metal

Gold	SEMPSA Joyería Platería S.A.
Gold	SENDANEX CHEMICAL INDUSTRY & RICHEMAX INTERNATIONAL Co., Ltd.
Gold	Sendi (Japan): Kyocera Corporation
Gold	Senju
Gold	Sewon Korea
Gold	Shan Dong Huangjin
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.
Gold	Shandon Jin Jinyin Refining Limited
Gold	Shandong Hengbang Smelter Co.,ltd
Gold	shandong huangin
Gold	Shandong Jin Jinyin Refining Limited
Gold	Shandong Jun Mai Fu
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.
Gold	Shandong yantai recruit JinLi vice Co., Ltd.
Gold	Shandong zhao jin bullion refinery ltd.
Gold	Shandong zhao jin jituan youxian gongsi
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.
Gold	Shangdong ZhaoJin LiFu Noble Metal Co., Ltd.
Gold	Shanghai Dashou Electronics Co., Ltd.
Gold	Shanghai Gold Bourse
Gold	Shanghai Gold Exchange
Gold	Shanghai Jinsha Shiye Co., Ltd.
Gold	Shanghai Kyocera Electronics Co., Ltd.
Gold	Shanghai YueQiang Metal Products
Gold	Shen Zhen Thousand Island Ltd.
Gold	SHENGYI TECHNOLOGY Co., Ltd.
Gold	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.
Gold	Shenzhen fujun material technology co.,ltd
Gold	Shenzhen hao hardware plastic co., Ltd.
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.
Gold	Shenzhen Hua Ao Surface Treatment Technology Co., Ltd.
Gold	Shenzhen Jinjunwei Resource Comprehensive Development Co., Ltd.
Gold	Shenzhen Kuril company
Gold	Shenzhen Lianfeng Hardware Plastic Co., Ltd.
Gold	Shenzhen Municipal Public Security Bureau
Gold	SHENZHEN TIANCHENG CHEMICAL CO LTD
Gold	Shenzhen Tiancheng Chemical Co Ltd.
Gold	Shenzhen Zhengtiianwei Technologies Co. Ltd.
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.
Gold	Shi Fu Metal Industrial
Gold	Shindong-a
Gold	SHINKO ELECTRIC INDUSTRIES CO., LTD.
Gold	Shogini Technoarts Pvt. Ltd.
Gold	Sichuan Tianze Precious Metals Co., Ltd.
Gold	Singway Technology Co., Ltd.
Gold	SINO-PLATINUM METALS Co., Ltd.
Gold	Smelter not yet identified
Gold	So Accurate Group, Inc.
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals
Gold	Sojitz

Gold	Soka Plant
Gold	Solar Applied Materials Technology Corp.
Gold	Solartech
Gold	Solor
Gold	Soochow University's
Gold	Stender Electronic Materials Co., Ltd. of Dongguan City (莞市斯坦德子材料有限公司)
Gold	Substrate
Gold	Sudan Gold Refinery
Gold	Sumisho Material Corp.
Gold	Sumitomo Metal Mining Co. Ltd. Japan
Gold	Sumitomo, Toyo Smelter & Refinery, Toyo Smelter & Refinery (Ehime), SMM
Gold	Suntain
Gold	Super Dragon Technology Co., Ltd.
Gold	Suzhou University Special Chemical Reagent Co., Ltd
Gold	Suzhou X Noble
Gold	Suzhou Xingrui Noble
Gold	Suzuki Kikinzoku Kako K.K.
Gold	T.C.A S.p.A
Gold	Tai Zhou Chang San Jiao Electron Co., Ltd.
Gold	Taipeng
Gold	Taiwan Sumiko Material Co., Ltd
Gold	TAIZHOU CHANGSANJIAO CO.,LTD
Gold	TAIZHOU CITY LONG TRIANGLE ELECTRONICS Co., Ltd.
Gold	Tai'zhou City Yangtze River Delta Electron Ltd.
Gold	Taizhou Delta Eectronics Co., Ltd.
Gold	Tanaka Kikinzoku Kogyo K.K.
Gold	Technic
Gold	Thaisarco Thailand Smelting and Refining Co. Ltd.
Gold	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining
Gold	THE HUTTI GOLD MINES CO.LTD
Gold	The Refinery of Shandong Gold Mining Co., Ltd.
Gold	Tian Cheng chemical industry
Gold	Tokuriki Honten Co., Ltd.
Gold	Tokuriki Tokyo Melters Assayers
Gold	Tong Ling Jin Dian electrical technology CO. LTD.
Gold	Tongling Nonferrous Metals Group Co., Ltd.
Gold	Tony Goetz NV
Gold	Torecom
Gold	UBS AG
Gold	Umicore Brasil Ltda.
Gold	Umicore Galvanotechnik GmbH
Gold	Umicore Precious Metal Refining
Gold	Umicore Precious Metals Thailand
Gold	Umicore SA Business Unit Precious Metals Refining
Gold	Uniforce Metal Industrial Corp.
Gold	United Precious Metal Refining, Inc.
Gold	United States of America Univertical International (SUZHOU) Co., Ltd.
Gold	UYEMURA
Gold	Uyemura International Corp.
Gold	Valcambi SA

Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.
Gold	W.C. Hereaus GmbH
Gold	WAM Technologies Taiwan Co., Ltd.
Gold	WANG TING
Gold	WC Heraeus GmbH
Gold	Wenzhou Yihua Connector Co.
Gold	Western Australian Mint trading as The Perth Mint
Gold	WIELAND Edelmetalle GmbH
Gold	WIELAND METALS SHANGHAI LTD.
Gold	Williams Gold Refining Company
Gold	Worldtop
Gold	Wuxi City Precious Metal Electronic Material Fty
Gold	Wuxi Mid Tr Mat
Gold	Wuzhong Group
Gold	Xiamen JInbo Metal Co., Ltd.
Gold	Xiamen Police Station
Gold	XinYe Co. Ltd.
Gold	Xstrata,Xstrata Corporation,Canadian Copper Refinery
Gold	Yamamoto Precious Metal Co., Ltd.
Gold	Yamato Denki Ind. Co., Ltd.
Gold	Yangzhou Genesis Microelectronics Co., Ltd
Gold	Yantai Zhaojin Lai Fuk Precious Metals Co., Ltd
Gold	Yantai Zhaojinlufu
Gold	Yokohama Metal Co., Ltd.
Gold	Yokohama Precious Metal Co.,Ltd.
Gold	Yoo Chang Metal
Gold	Yueqing Chemical & Light Industry & Building Materials Co., Ltd.
Gold	Yuh-Cheng Material Corporation
Gold	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.
Gold	Yunnan Copper Industry Co., Ltd.
Gold	Yunnan Metallurgical Group Co., Ltd
Gold	YUNSIN
Gold	Zhangjiagang Haiguo heave Forging Co.,ltd
Gold	Zhao Jin Mining Industry Co., Ltd.
Gold	Zhaojin Gold & Silver Refinery Co., Ltd.
Gold	Zhaojin Gold & Silver Refinery Co.,Ltd, Shangdong Zhaojin Group, Shandong Zhaojin Group Co., Ltd.
Gold	Zhaojin Kanfort Precious Metals Inc.
Gold	Zhaojin Lai Fuk Precious Metals Limited
Gold	Zhaojun Maifu
Gold	Zhaoyuan gold smelting co., Ltd.
Gold	Zhaoyuan Li Fu Industrial
Gold	ZHAOYUAN LIFUSHIYE Co., Ltd
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory
Gold	Zhejiang suijin
Gold	Zhongkuang Gold Industry Co.,LTD
Gold	Zhongshan Public Security Bureau
Gold	Zhongshang Hyper-Toxic Substance Co. Ltd.
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation
Gold	Zhuzhou Smelting Group Co., Ltd.
Gold	Zijin Mining Group Co., Ltd. Gold Refinery

Gold	Zijin Mining Industry Corporation (Shanghang) gold smelting plant, Zijin Mining
Tantalum	A&M Minerals Limited
Tantalum	ABS
Tantalum	ABS Industrial Resources Ltd
Tantalum	Advanced Metallurgical Group N.V. (AMG)
Tantalum	Air Products
Tantalum	Allied Material (A.L.M.T)
Tantalum	AMG Advanced Metallurgical Group
Tantalum	Arroz Corporation
Tantalum	Avon Metals
Tantalum	Avon Specialty Metals Ltd
Tantalum	Changsha South Tantalum Niobium Co., Ltd.
Tantalum	Changsha Southern
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co.,Ltd.
Tantalum	Chongyi Zhangyuan Tungsten Co., Ltd.
Tantalum	CIF Smelter
Tantalum	Codelco
Tantalum	Companhia Industrial Fluminense
Tantalum	Conghua Tantalum and Niobium Smeltry
Tantalum	D Block Metals, LLC
Tantalum	DAIDO STEEL
Tantalum	Duoluoshan Sapphire Rare Metal Co. Ltd
Tantalum	E. MA TA PHUT
Tantalum	E.S.R. Electronics
Tantalum	Enthone France
Tantalum	Estonia
Tantalum	Ethiopian Minerals Development Share Company
Tantalum	Exotech Inc.
Tantalum	F&X Electro-Materials Ltd.
Tantalum	FIR Metals & Resource Ltd.
Tantalum	Fombell
Tantalum	Fujian Nanping
Tantalum	GAM (Cabot Corporation)
Tantalum	Gannon & Scott
Tantalum	Global Advanced Metals Aizu
Tantalum	Global Advanced Metals Boyertown
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch
Tantalum	H.C. Starck Co., Ltd.
Tantalum	H.C. Starck GmbH Goslar
Tantalum	H.C. Starck GmbH Laufenburg
Tantalum	H.C. Starck Hermsdorf GmbH
Tantalum	H.C. Starck Ltd.
Tantalum	H.C. Starck Smelting GmbH & Co. KG
Tantalum	Han Sung Metar
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.
Tantalum	Heraeus Material Technology GmbH null KG (Heraeus Holding GmbH)
Tantalum	Hi-Temp Specialty Metals, Inc.
Tantalum	Hunan Chenzhou Mining Group Co
Tantalum	ICD

Tantalum	Innova Recycling GmbH
Tantalum	Jaingxi Yichun
Tantalum	JFE Steel Corporation
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.
Tantalum	Jiangxi Tuohong New Raw Material
Tantalum	Jiangxi Yichun
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.
Tantalum	Jiujiang Tanbre Co., Ltd.
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.
Tantalum	jiujuang Tambre
Tantalum	JX Nippon Mining & Metals Co., Ltd.
Tantalum	Kanto Denka Kogyo Co., Ltd.
Tantalum	KEMET Blue Metals
Tantalum	KEMET Blue Powder
Tantalum	King-Tan Tantalum Industry Ltd.
Tantalum	KULBA
Tantalum	Lipman Walton
Tantalum	LSM Brasil S.A.
Tantalum	Luoyang Kewei Molybdenum & Tungsten Co. Ltd.
Tantalum	Malaysia Smelting Corporation (MSC)
Tantalum	Maruichi Steel Tube Ltd. Co.
Tantalum	Maruichikokan Co. Ltd.
Tantalum	Materion
Tantalum	Matsuo Electric
Tantalum	Metal Do
Tantalum	Metallum
Tantalum	Metallurgical Products India Pvt., Ltd.
Tantalum	Metherma
Tantalum	Metherma GmbH & Co KG
Tantalum	Mineração Taboca S.A.
Tantalum	Mitsui Mining & Smelting
Tantalum	Molycorp Silmet A.S.
Tantalum	Nantong Tongjie Electrical Co., Ltd.
Tantalum	NEC Tokin Electronics Co., Ltd.
Tantalum	NEC Tokin Electronics(Thailand)Co.,Ltd.
Tantalum	Ninghua Xing Luo Keng Tungsten Mining Co., Ltd.
Tantalum	Ningxia Non-ferrous Metal Smeltery
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.
Tantalum	Nitorah
Tantalum	Noventa
Tantalum	NTET, Thailand
Tantalum	Nuvoton Technology Corp
Tantalum	ONE CO., LTD.
Tantalum	Phoenix Metal Ltd
Tantalum	Plansee SE Reutte
Tantalum	Posco
Tantalum	QuantumClean
Tantalum	Remelt Sources Inc.
Tantalum	Resind Indústria e Comércio Ltda.
Tantalum	RFH Tantalum Smeltry Co., Ltd.

Tantalum	Rui Da Hung
Tantalum	Scandmetal
Tantalum	Shanghai Jiangxi Metals Co. Ltd
Tantalum	Solikamsk Magnesium Works OAO
Tantalum	Solikamsk, Solikamsk Metal Works
Tantalum	Taki Chemicals
Tantalum	Talison Minerals Pty Ltd
Tantalum	Talley Metals
Tantalum	Tanco
Tantalum	Tantalite Resources
Tantalum	Tantalum Mining Corp. of Canada Ltd
Tantalum	Telex Metals
Tantalum	Tranzact, Inc.
Tantalum	Treibacher Industrie AG
Tantalum	Ulba Metallurgical Plant JSC
Tantalum	Union Tool Co. Ltd
Tantalum	Wilbury Metals
Tantalum	Wolfram Bergbau und Hütten AG
Tantalum	Wolfram Company CJSC
Tantalum	Xiamen Golden Egret Special Alloy Co. Ltd.
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.
Tantalum	Yano Metal
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.
Tantalum	Zhangjiagang Haiguo heave Forging Co.,ltd
Tantalum	Zhuzhou Cemented Carbide
Tin	5N Plus
Tin	5N Plus WISCONSIN INC.
Tin	A.E.B. International, Inc.
Tin	A.L.M.T. Corp.
Tin	A.M.P.E.R.E. Deutsch
Tin	Academy Precious Metals
Tin	ACuPowder International, LLC
Tin	AFICA
Tin	Ai-chia Industrial Co., Ltd.
Tin	AIM
Tin	AIM Solder (Shenzhen) Company Limited
Tin	AK Steel Corp
Tin	Aleris
Tin	All armor Minoru industry Co., Ltd.
Tin	Allgemeine Gold-und Silberscheideanstalt A.G.
Tin	Allied Metal Co.
Tin	ALLTECH METAL
Tin	ALMAG
Tin	Almit
Tin	Alpha
Tin	Alpha Metals Korea Ltd.
Tin	Alrec
Tin	Aluminum Alloys Inc.
Tin	Aluminum Resourced
Tin	Amalgamated Inc

Tin	Amalgamated Metal Corporation
Tin	Amalgamated Metals Corporation, Ketabang
Tin	Amalgamet
Tin	American Iron and Metal
Tin	Ami Bridge Enterprise Co., Ltd.
Tin	AMPERE
Tin	Ampere Polska Sp. z o.o. (trader)
Tin	An Thai Minerals Company Limited
Tin	An Vinh Joint Stock Mineral Processing Company
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.
Tin	Anson solder Tin Products Co., Ltd.
Tin	Aoki Laboratories, Ltd.
Tin	Arcelor La Plaine
Tin	ArcelorMittal Burns Harbor
Tin	Arco Alloys
Tin	Asahi Metals (HK) Ltd
Tin	Asahi Seiren Co., Ltd.
Tin	Asahi Solder Technology (Wuxi) Co., Ltd.
Tin	ASEM
Tin	Assaf Conductors Ltd.
Tin	Atlantic Metals
Tin	Atlas Pacific
Tin	ATLAS PACIFIC CORPORATION
Tin	ATM ESTANHO IND COM IMP EXP LTDA
Tin	Atotech
Tin	Aurubis
Tin	Ausmelt Limited
Tin	B T Solders Pvt Ltd
Tin	Balver Zinn - Josef Jost GmbH & Co.KG
Tin	Bangjia Island
Tin	Bao Yuhua Electronics Co., Ltd.
Tin	Baoshenglong
Tin	Baoshida Swissmetal
Tin	Baotai
Tin	Befesa Aluminio, S.L.
Tin	Beijing Oriental Guide
Tin	Best Metais
Tin	Best Metais e Solda
Tin	Bintulu
Tin	BNT Chemicals Gmbh
Tin	Bonoka.Beliting INDONESIA
Tin	BOYI METAL ELECTRO FTY.
Tin	Brautmeier GmbH
Tin	Brinkmann Chemie AG
Tin	Britannia Refined Metals Ltd.
Tin	Buhung Ind
Tin	Canfield
Tin	CapXon (Hongyuan)
Tin	Carpenter Technologies
Tin	Castolin

Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.
Tin	Chan Wen Copper Industry Co., Ltd.
Tin	ChaoYue
Tin	Charter Wire
Tin	Chemtreat Consultant
Tin	CHEN JUNG METAL
Tin	Chenglikunschanchenglihan Tin Industry Co., Ltd.
Tin	Chenzhou Gold Arrow Solder Co., Ltd.
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited
Tin	Chernan Technology
Tin	CHIA FAR
Tin	Chianbow
Tin	CHINA GUANGXI LIUZHOU CITY, TIN METAL MATERIALS BRANCH
Tin	China Hiroshima Xi Nandan Chinese tin sets Foundation
Tin	China Hongqiao
Tin	China Huaxi Group Nandan
Tin	China Steel Corporation
Tin	China Tin Group Co., Ltd.
Tin	China YunXi mining
Tin	Chofu Works
Tin	Chorus Tata Steel
Tin	Chuangye Metal Wiring Materials Co., Ltd.
Tin	CIMSA, S.A.
Tin	CNMC (Guangxi) PGMA Co., Ltd.
Tin	Cofermetal
Tin	Colonial Metals Co.
Tin	Constellium Extrusions Decin s.r.o.
Tin	Cooerativa Produtores de Cassiterita
Tin	Cookson Alpha Metals(Shenzhen)Co.Ltd
Tin	Cooperativa Metalurgica de Rondônia Ltda.
Tin	Coopermetal (Cooperativa Metalurgica de Rondonia Ltda.)
Tin	COPPER 100
Tin	CRM Synergies S.L.
Tin	CSC Pure Technologies
Tin	CV Ayi Jaya
Tin	CV DS Jaya Abadi (PT Stanindo Inti Perkasa)
Tin	CV Dua Sekawan
Tin	CV Duta Putra Bangka
Tin	CV Gita Pesona
Tin	CV Makmur Jaya
Tin	CV Serumpun Sebalai
Tin	CV Tiga Sekawan
Tin	CV United Smelting
Tin	CV Venus Inti Perkasa
Tin	CWB Materials
Tin	Dae Chang Co., Ltd.
Tin	Dae Kil Metal Co., Ltd
Tin	DAEWOO INTERNATIONAL CORPORATION
Tin	Daiki Aluminum Industry Co., Ltd.
Tin	Darley Dale Smelter

Tin	DAYE Nonferrous Co. Ltd.
Tin	Dede Kimya
Tin	Dickmann s.r.l.
Tin	Diehl Metall
Tin	Diehl Metall Aplications GmbH
Tin	Dingnan Jiawang environmental Tin technology Co.
Tin	Doctor of solder products Co., LTD
Tin	Dohina Metal
Tin	Doi field Metals Co., Ltd.
Tin	Dong Guan Shenmao Soldering Tin Co Ltd
Tin	Dongbu Steel
Tin	Dongguan City Huayu Metals Material Co.,
Tin	Dongguan City up another metal copper processing plant（東莞市塘廈再升五金銅材加工廠）
Tin	DONGGUAN CITY XIDA SOLDERING TIN PRODUCTS Co., Ltd.
Tin	Dongguan Qiandao Metal Tin Product Co., Ltd.
Tin	Dongguan Yuecheng metal materials Co., Ltd.
Tin	Dongguan zhong ju tin electronic Co., Ltd.
Tin	DONGGUANG JINNJI PRECISION DIE MACHINE INC.
Tin	dongrong
Tin	Dowa
Tin	Dowa Mining Co., Ltd.
Tin	Dr.-Ing. Max Schlotter GmbH & Co.
Tin	Dr.-Ing. Max Schlotter GmbH & Co. KG (Schloetter Germany)
Tin	Dr.ing.Max Schloette
Tin	DUKSAN HI-METAL
Tin	Dukshan High Metal
Tin	Duni Ljevaonica obojenih metala
Tin	DYFENCO GREEN APPLIED MATERIAL CO., Ltd.
Tin	Eagle Brass
Tin	Edzell Corp
Tin	EFD INC.
Tin	Egli Fischer
Tin	Electroloy Coroperation Sdn Bhd
Tin	Electroloy Metal (Shenzhen) Co. ltd.
Tin	Electroloy Metal Pte
Tin	Electroloy Metal Pte
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company
Tin	Elmet S.L.U. (Metallo Group)
Tin	ELSOLD
Tin	EM Vinto
Tin	Essar Steel Algoma
Tin	Estanho de Rondônia S.A.
Tin	E-tech Philippines
Tin	Exim Americana
Tin	Eximetal S.A.
Tin	FA CHIA METAL
Tin	Federal Metal Company
Tin	Federal Mogul Wiesbaden
Tin	Feinhütte Halsbrücke GmbH
Tin	Felder GmbH - Löttechnik

Tin	Fenix Metals
Tin	Foongsan Corporation
Tin	Foshan Nanhai Songgang Honyang Tin Industry Co., Ltd.
Tin	Foshan Nanhai Tong Ding Metal Company. Ltd.
Tin	Frost Electroplating Ltd.
Tin	Fuji Metal Mining
Tin	Fuji Metal Mining Corp
Tin	FUJIAN ZIJIN COPPER INDUSTRY Co., Ltd.
Tin	Full Armor Industries Ltd.
Tin	Fundipar
Tin	FUNDITUBA INDÚSTRIA METALÚRGICA LTDA.
Tin	Funsur
Tin	Furukawa Electric
Tin	GA AVRIL
Tin	Galf S.R.L Special Aluminum Alloys
Tin	Gallatin Steel
Tin	Galloo N.V.
Tin	Galva Iron & Metal Co
Tin	Galva Metal
Tin	Galva-Metall GmbH
Tin	Gannan Tin Smelter
Tin	Ganzhou Huaxing Tungsten Products Co., Ltd.
Tin	GANZHOU SINDA W &MO CO., LTD
Tin	Gebr. Kemper GmbH & Co.KG
Tin	Gebrueder Kemper GMBH
Tin	Geib Refining Corporation
Tin	Gejiu Fengming Metalurgy Chemical Plant
Tin	GEJIU GOLD SMELTER MINERALS CO.,LTD
Tin	Gejiu Jin Ye Mineral Co., Ltd.
Tin	Gejiu Jinye Mineral Co., LTD
Tin	Gejiu Kai Meng Industry and Trade LLC
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.
Tin	GEJIU YE LIAN CHANG
Tin	Gejiu yelian chang
Tin	Gejiu Yunxi Group Corp.
Tin	GEJIU YUNXIN COLORED
Tin	Gejiu YunXin Colored Electrolysis Ltd
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.
Tin	GEM TERMINAL IND. Co., Ltd.
Tin	Gibbs Wire & Steel Co
Tin	Glencore
Tin	Global Advanced Metals Pty Ltd
Tin	Global Tungsten & Powders Corp.
Tin	Gold Bell Group
Tin	Goodway
Tin	Gormat-e-K.
Tin	Grant Manufacturing and Alloying
Tin	Grik Perak Malaysia
Tin	Grillo Handel

Tin	Growing and Chemical (Suzhou) Co., Ltd.
Tin	Guang Xi Hua Xi Corp
Tin	Guang zhou hong wuxi products limited
Tin	GuangDong Jiatian Stannum Products Co., Ltd.
Tin	Guangxi China Tin Group Co.,Ltd
Tin	Guangxi China Tin Metal Materials Company
Tin	Guangxi Huaxi Group Co.,Ltd
Tin	Guangxi Jin Lian
Tin	Guangxi Nonferrous Metals Group
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd
Tin	Guangzhou Pacific Tinplate Co., Ltd.
Tin	Guangzhou Special Copper & Electronics material Co.,LTD
Tin	Guangzhou Tianshuo Electronic Technology Co. Ltd.
Tin	Guanyang Guida Nonferrous Metal Smelting Plant
Tin	Guixi Sanyuan Smelting Chemistry Co., Ltd.
Tin	H L Thorne
Tin	H. Kramer & Co. Inc.
Tin	H.J.Enthoven & Sons
Tin	Hai Yuxin Xi Zhuhai Co. Ltd
Tin	haiwoo
Tin	Hana-High Metal
Tin	Hanbaek nonferrous metals
Tin	HANDOK
Tin	Hangzhou youbang soldering materials Co., Ltd.
Tin	Hanhwa International
Tin	Harada Metal
Tin	Harima Smelter
Tin	Hawkins, Inc.
Tin	Hayes Metals Pty Ltd
Tin	HeChi Metallurgical Chemical factory
Tin	HeeSung
Tin	Hempel Legieungsmetall
Tin	Hengtai Wiring Materials Co., Ltd.
Tin	Heraeus Ltd. Hong Kong
Tin	Heraeus Materials Singapore Pte, Ltd.
Tin	Heraeus Materials Technology GmbH
Tin	Heraeus Oriental Hitec Co., Ltd.
Tin	Heraeus Precious Metals GmbH & Co. KG
Tin	Heraeus Zhaoyuan Changshu Electronic Material Co., Ltd
Tin	HeTai Gold Mineral GuangDong Ltd. Co.
Tin	Hi Star Material Corp
Tin	High Quality Technology Co., Ltd.
Tin	Highjent Technology
Tin	High-Power Surface Technology
Tin	High-Tech Co., Ltd
Tin	High-Tech Co., Ltd. Taiwan
Tin	HIJOS DE JUAN DE GARAY
Tin	Hikaru Suites Ltd.
Tin	Hitachi Chemical Company America, Ltd.
Tin	HL Thorne

Tin	Honeywell Electronic Materials
Tin	Hong Qiao nanoscale science and Technology (Shenzhen) Co. Ltd
Tin	HongQiao metal parts
Tin	Hongqiao Metals (Kunshan) Co., Ltd.
Tin	Hong-Qiao Metals Co., Ltd.
Tin	HQ Metal Products (KS) Co. Ltd.
Tin	Hua Eng Wire & Cable Co., Ltd
Tin	HUA ENG WIRE&CABLE CO.,LTD
Tin	HUAHONG CO., LTD
Tin	Huanggang City Tongding Metallic Material Co. Ltd.
Tin	Huaxi Smelting Co. Ltd
Tin	Huaxi Tin (Liuzhou) Co. Ltd.
Tin	Huayou
Tin	HuiChang Hill Tin Industry Co., Ltd.
Tin	Huichang Jinshunda Tin Co., Ltd.
Tin	Huiliang
Tin	Huizhou Taiwan Electronic Component Limited Company
Tin	Huizhou Tin High-tech Co., Ltd.
Tin	Hulterworth Smelter
Tin	Hunan Nonferrous Metals Holding Group Co. LTD
Tin	Hunan Xianghualing Tin Co. Ltd.
Tin	Hyundai-Steel
Tin	IBF IND Brasileira de Ferroligas Ltda
Tin	Impag AG
Tin	Impag AG CH-Zürich
Tin	Imperial Zinc Corporation
Tin	Inbra Ind e Com de Metals Ltda
Tin	Incesa Comp. Eletricos Ltda
Tin	Increasingly and Chemical (Suzhou) Co., Ltd.
Tin	Ind. Brasiliera de Ferroligas Ltda.
Tin	Ind. Minera Mexico
Tin	Indonesia State Tin Mentok Smelter
Tin	Indonesia Tin Corp
Tin	Indonesia(Bangka)
Tin	Ing.Josef Koøínek
Tin	International Wire Group, Inc
Tin	IPS
Tin	Ishifuku Metal Industry Co., Ltd.
Tin	ISHIHARA CHEMICAL
Tin	ISHIKAWA METAL CO.,LTD.
Tin	Ishikawa Metal Co., Ltd.
Tin	i-TSCL
Tin	Izhevsk Electromechanical Plant Kupol
Tin	J. Kuhl Metals Co.
Tin	Jada Electronic limited (JX Nippon Mining& Matal Co., Ltd)
Tin	Jalan Pantai
Tin	JalanPantai/Malaysia
Tin	Jan Janq
Tin	Japan Copper and Brass Co., Ltd.
Tin	Japan Ferrar Metals

Tin	Japan New Metals Co., Ltd.
Tin	Japan Refining Co., Ltd.
Tin	JAUJANQ_Malaysia Smelting Corp
Tin	JCU Corportation
Tin	Jean Goldschmidt International
Tin	Jia Tian
Tin	JIA WANG Technology solder product
Tin	Jiangsu Xinhai Copper Co., Ltd.
Tin	JIANGXI HUICHANG HILL TIN INDUSTRY CO. LTD
Tin	Jiangxi JiaWan
Tin	Jiangxi Jinshunda Tin Co. Ltd.
Tin	Jiangxi Ketai Advanced Material Co., Ltd China
Tin	Jiangxi Shunda Huichang Kam Tin Co., Ltd.
Tin	jiangxi tongye
Tin	Jin Lee Chang
Tin	Jin Tian
Tin	Jin Tiang
Tin	jin yi group
Tin	Jin Zhou
Tin	JinDa Metal Co., Ltd.
Tin	Jinfeng Gold Mine Smelter
Tin	Jinlong Copper Co., Ltd.
Tin	JL Ketapang Kawasan Industri
Tin	john hood & co
Tin	Johnson Matthey, UK-London
Tin	J-Tech
Tin	Ju Tai Industrial Co., Ltd.
Tin	JU TAI INDUSTRIAL CO.,LTD.
Tin	JX Nippon Mining & Metals Co., Ltd.
Tin	Kaimeng(Gejiu) Industry and Trade Co., Ltd.
Tin	Kalas Wire
Tin	KARAS PLATING LTD
Tin	Keeling & Walker
Tin	Kennametal Huntsville
Tin	Kester inc
Tin	Kewei Tin Co., Ltd.
Tin	KIESOW DR. BRINKMANN
Tin	KIHONG T & G
Tin	KISTRON
Tin	Kitts Metal Works
Tin	Kiyomine Metal Industry
Tin	KME Brass Germany GmbH
Tin	KME France
Tin	KME Germany
Tin	KME Italia
Tin	Kobe Steel
Tin	Koepp Schaum GmbH
Tin	KOHOKU KOGYO Co., Ltd.
Tin	KOKI COMPANY LIMITED
Tin	KOKI JAPAN

Tin	Koki Products Co.,Ltd
Tin	Kovohut_ P_’bram
Tin	Kovohute Pribram Nastupnicka, A.S.
Tin	KOVOHUTÌ PØÍBRAM NÁSTUPNICKÁ, A.S.
Tin	Ku Ping Enterprise Co., Ltd.
Tin	Kuan Shan China Ai Sen Self-Conductor Materials Company
Tin	Kuhl Metals Co.,Inc
Tin	KUNSHAN CHENGLI SMELTER CO., LTD. 昆山成利焊k锡有限公司
Tin	Kunshan Chengli Tin Co., Ltd
Tin	Kunshan Shing Lee solder Manufacturing Co., Ltd.
Tin	Kunshan Xin Ding metal material Limited company
Tin	Kunshan xiubo
Tin	Kuntai
Tin	Kupol
Tin	Kurt J Lesker Company
Tin	Laibin Huaxi Smelter Co., Ltd.
Tin	LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.
Tin	Lee Cheong Gold
Tin	Levitra can, Shenzhen Electronic Technology Co., Ltd.
Tin	Leybold Co., Ltd.
Tin	LG INTERNATIONAL CORP
Tin	Li Hong, Wuxi Electronic Materials Co., Ltd.
Tin	Lichung Soldering Manufacturing Co.,Ltd
Tin	Linetech
Tin	Lingbao Jinyuan Tonghui Refinery Co. Ltd.
Tin	LingbaoJinyuan tonghui
Tin	Linwu Xianggui Ore Smelting Co., Ltd.
Tin	Linwu Xianggui Smelter Co
Tin	Liuzhou China Tin; GuangXi China Tin; Liuzhou China Tin Group Company Ltd - Laibin Smelter
Tin	LMD
Tin	LME
Tin	Lübeck GmbH
Tin	LUPON ENTERPRISE CO., LTD
Tin	M Smelter
Tin	M&R Claushuis BV
Tin	Ma On Shuguang Smelting Plant
Tin	Maanshan Dongshen electronic material factory
Tin	MacDermid
Tin	MacDermid GmbH
Tin	Magnu's Minerais Metais e Ligas Ltda.
Tin	Makin Metal Powders (UK) Ltd.
Tin	Malaysia Aluminum & Alloy Sdn. Bhd
Tin	Malaysia Smelting Corp Malaysia
Tin	Malaysia Smelting Corporation (MSC)
Tin	Malaysia Smelting Corporation Berhad
Tin	MANAAS MEYERLARGICAL
Tin	MARCO METALES DE MEXICO,S. DE R.L. DE C.V.
Tin	Materials Eco-Refining CO.,LTD
Tin	Matsuo Handa Co., Ltd.
Tin	Matsuo nn da Ltd.

Tin	Matsuo Solder Co., Ltd.
Tin	Matsushima Metal Corporation
Tin	MBO
Tin	MCP Heck
Tin	MCP Metal Specialist Inc.
Tin	MCP Mining & Chemical Products Ltd. UK
Tin	Medeko Cast S.R.O.
Tin	Melt Metais e Ligas S.A.
Tin	Meng neng
Tin	Metaconcept
Tin	Metahub Industries Sdn. Bhd.
Tin	Metallic Resources, Inc.
Tin	Metallo Chimique Belgium
Tin	Metallo-Chimique N.V.
Tin	Metallum Metal Tradi
Tin	Metari
Tin	Metech Alu Ind Sdn. Bhd.
Tin	Mihara Kinzoku Kogyo Co., Ltd.
Tin	Millard Wire
Tin	Miller Company
Tin	Milver Metals
Tin	Minchai Metal Indust
Tin	Minchali Metal industry Co. Ltd.
Tin	Mineração Taboca S.A.
Tin	Mineral-Metal s.r.o.
Tin	Ming Li Jia smelt Metal Factory
Tin	Minmetals ganzhou Tin Co. Ltd.
Tin	Minsur
Tin	Minsur Peru
Tin	Misue Tin Smelter and Refinery
Tin	Mitsubishi Materials Corporation
Tin	Mitsui Mining and Smelting Co., Ltd.
Tin	MK Electron
Tin	Monette
Tin	Multiple Xin precision metal electroplating factory
Tin	N.E. Chemcat
Tin	Nancang Metal Material Co.,Ltd
Tin	Nanchang Cemented Carbide Limited Liability Company
Tin	NanJing DaMai Science Technology Industry Co., Ltd.
Tin	Nanjing Xin Ying Technology Co., Ltd.
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.
Tin	NANTONG CHUN YUAN ELECTRONICSIND CO., LTD.
Tin	Nathan Trotter & Co INC.
Tin	Neuhaus
Tin	Ney Metals and Alloys
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company
Tin	Nihon Genma MFG Co., Ltd.
Tin	Nihon Kagaku Sangyo
Tin	Nihon superior co.,Ltd
Tin	Nihonhanda Co., Ltd.

Tin	Ningbo Jintian copper (Group ) Company Limited
Tin	Ningbo Yinzhou Ningbo of Precious Metal Recycling Plant
Tin	Nippon Filler Metals Ltd
Tin	Nippon Micrometal Corporation
Tin	Nippon Mining & Metals Co., Ltd.
Tin	Nippon Shindo Co., Ltd.
Tin	Nippon Steel Sumitomo Metal Co., Ltd.
Tin	NITAH
Tin	Nohon Superior Co.,
Tin	Norteña de Metales, SA
Tin	North Star BlueScope Steel, LLC
Tin	Northern Smelter
Tin	Novosibirsk Processing Plant Ltd.
Tin	Nrudakoto Ltd.
Tin	Nucor Steel
Tin	nyrstar
Tin	O.M. Manufacturing (Thailand) Co., Ltd.
Tin	O.M. Manufacturing Philippines, Inc.
Tin	Oetinger Aluminium
Tin	Oki Copper and Brass Industry Co., Ltd.
Tin	Old City Metals Processing Co., Ltd.
Tin	OMG
Tin	Operaciones Metalurgical S.A.
Tin	Osaka asahi metal K.K.
Tin	Oxbow Metales Mexico S. de R.L de C.V.
Tin	Padaeng Industry Public Company
Tin	PAN JIT INTERNATIONAL INC.
Tin	PAN LIGHT CORP
Tin	PAN-Metallgesellschaft Baumgärtner
Tin	PBT
Tin	PENINSULAR DE LATON
Tin	Perusahaan Sadur Timah Malasia
Tin	Philippine Associated Smelting and Refing Corporation
Tin	Phoenix Metal Ltd.
Tin	PIREKS
Tin	Poongsan Corporation
Tin	Posco
Tin	POSSEHL
Tin	Prifer Com de Sucata
Tin	PRIMEYOUNG METAL (ZHUHAI)IND.CO.,LTD
Tin	Primeyoung Metal Ind. (Zhuhai) Co., Ltd
Tin	Pro WU Xianggui Mining and Metallurgy Co. Ltd.
Tin	Pro-Tech Korea
Tin	PT Alam Lestari Kencana
Tin	PT Aries Kencana Sejahtera
Tin	PT Artha Cipta Langgeng
Tin	PT ATD Makmur Mandiri Jaya
Tin	PT Babel Inti Perkasa
Tin	PT Babel Surya Alam Lestari
Tin	PT Bangka Kudai Tin

Tin	PT Bangka Prima Tin
Tin	PT Bangka Putra Karya
Tin	PT Bangka Timah Utama Sejahtera
Tin	PT Bangka Tin Industry
Tin	PT Belitung Industri Sejahtera
Tin	PT BilliTin Makmur Lestari
Tin	PT Bukit Timah
Tin	PT Cipta Persada Mulia
Tin	PT Citralcogam
Tin	PT Donna Kembara Jaya
Tin	PT DS Jaya Abadi
Tin	PT Eunindo Usaha Mandiri
Tin	PT Fang Di MulTindo
Tin	PT HANJAYA PERKASA METALS
Tin	PT HP Metals Indonesia
Tin	PT Indra Eramulti Logam Ind
Tin	PT Inti Stania Prima
Tin	PT Justindo
Tin	PT Karimun Mining
Tin	PT Kijang Jaya Mandiri
Tin	PT Koba Tin
Tin	PT Mitra Stania Prima
Tin	PT NATARI
Tin	PT Panca Mega Persada
Tin	PT Pelat Timah Nusantara Tbk
Tin	PT Prima Timah Utama
Tin	PT Rajwa International
Tin	PT Refined Bangka Tin
Tin	PT Sariwiguna Binasentosa
Tin	PT Seirama Tin Investment
Tin	PT Singkep Times Utama
Tin	PT Smelting
Tin	PT Stanindo Inti Perkasa
Tin	PT Sukses Inti Makmur
Tin	PT Sumber Jaya Indah
Tin	PT Supra Sukses Trinusa
Tin	PT Timah (Persero) Tbk Mentok
Tin	PT Timah Nusantara
Tin	PT Tinindo Inter Nusa
Tin	PT Tirus Putra Mandiri
Tin	PT Tommy Utama
Tin	PT Wahana Perkit Jaya
Tin	PT Yinchendo Mining Industry
Tin	PT. BABEL INTI PERKASA
Tin	PT. Inti Stania Prima
Tin	PT. KARIMUN MINING
Tin	PT.Citralogam
Tin	PT.Tanloaug Tinah
Tin	Qian Dao Tin Products
Tin	Qualitek delta philippines

Tin	Quan Kai Shiye(gu) Youxian Gongsi
Tin	RAFFMETAL SPA
Tin	Rahman Hydraulic Tin Sdn Bhd
Tin	RedRing Solder (M) Sdn. Bhd
Tin	REDSUN METAL INDCo., LTD
Tin	Reiborudo Co., Ltd.
Tin	Resind Indústria e Comércio Ltda.
Tin	REYNOLDS
Tin	Richard Stenzhorn GmbH
Tin	RICHEMAX INTERNATIONAL CO., LTD.
Tin	Rohm & Haas R&H Europe Trading AP
Tin	Rohm & Hass
Tin	RST
Tin	Rui Da Hung
Tin	Russkoe olovo
Tin	S Company
Tin	Sacal
Tin	SACAL SPA
Tin	saitamaken irumasi sayama ke hara
Tin	Salzgitter
Tin	Samatron Co., Ltd.
Tin	Sambo Industry
Tin	Samhwa Non-Ferrous Metal Ind. Co. Ltd.
Tin	Samtec
Tin	SAN-ETSU METALS
Tin	San'etsu Metals Co., Ltd.
Tin	Sanmenxia Hang Seng Science and Technology Co., Ltd
Tin	SARBAK
Tin	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS
Tin	SASAKI CHEMICAL Co., Ltd.
Tin	SASAKI SOLDER INDUSTRY CO.,LTD
Tin	Schloetter Co. Ltd.
Tin	SCHUMANN
Tin	Seju Industry
Tin	Selayang Solder Sdn Bhd
Tin	Semco，
Tin	Senju
Tin	Senju Metal Industry Co., Ltd.
Tin	Settu Chemical Industry
Tin	SEVELAR
Tin	Severstal Columbus
Tin	Sevotrans
Tin	SGS
Tin	SGS BOLIVIA S.A.
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.
Tin	Shandong China Electronic Materials Co., Ltd.
Tin	Shandong Guoda gold Co., LTD.
Tin	Shanghai Baosteel
Tin	Shanghai Hubao Coppe
Tin	SHANGHAI MITSUOKA ELECTRONICS Co., Ltd.

Tin	Shanghai New Solar
Tin	SHANGHAI PU ZHAO TRADING CO., Ltd.
Tin	Shanghai Sinyang Semiconductor Materials
Tin	SHANGHAI XINYANG SEMICONDUCTOR MATERIALS CO., Ltd.
Tin	SHANGHAI YUANHAO SURFACE FINSHING CO., LTD
Tin	ShangHai YueQiang Metal Products Co., LTD
Tin	Shanghai Yueqiang Metal Products Co., Ltd.
Tin	Shantou xi kuang
Tin	Shaoxing Tianlong Tin Materials Co., Ltd.
Tin	Shen Mao Solder (M) Sdn. Bhd.
Tin	shen mao Tin products Co., LTD
Tin	Shen Zhen Anchen solder products co.,Ltd.
Tin	Shen Zhen Qi Xiang Da Hua Gong Si
Tin	Shenmao Technology Inc
Tin	SHENYANG RONGSHENGYUAN
Tin	Shenzhen Anchen Soldering Tin Product Co., Ltd.
Tin	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.
Tin	Shenzhen Hong Chang Metal Manufacturing Factory
Tin	Shenzhen Kamo Co., Ltd
Tin	Shenzhen keaixin Technology
Tin	Shenzhen new jin spring solder products Co., LTD
Tin	SHENZHEN RED CLOUD CROWN TIN LIMITED
Tin	Shenzhen Yi Cheng Industrial
Tin	Showa Kako
Tin	SHUER DER INDUSTRY (JIANGSU) CO.,LTD
Tin	Shunda Huichang Kam Tin Co., Ltd.
Tin	Sichuan Guanghan Jiangnan casting smelters
Tin	SIGMA
Tin	Singapore Asahi Chemical & Solder Industries Pte Ltd
Tin	Singapore LME Tin
Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.
Tin	Sinnihon Brass Co., Ltd.
Tin	SIP
Tin	SIPI METALS CORP
Tin	Sizer Metals PTE
Tin	SIZER METALS PTE LTD
Tin	Smclting&Refining
Tin	Smelter Co. Ltd, Linqu Xianggui
Tin	SMIC SENJU MALAYSIA
Tin	SN Plus
Tin	Soft Metais Ltda.
Tin	Solar Applid Materials Technology Corp.
Tin	Solder Coat Co., Ltd.
Tin	SOLDER COAT CO.,LTD.
Tin	Solderindo
Tin	Solikamsk Magnesium Works OAO
Tin	SOLNET METAL
Tin	Solnet Metal Industry Co., Ltd.
Tin	SONGWON

Tin	SORIMETAL
Tin	Special Metals
Tin	Spectro Alloys
Tin	SPTE
Tin	STANCHEM Sp. j. (trader)
Tin	Standard Sp z o.o.
Tin	Stannol
Tin	Steel Dynamics
Tin	Stretti
Tin	Süddeutsche Metallhandels-gesellschaft mbH
Tin	Sumitomo Electric, USA (A:L:M:T)
Tin	Sumitomo Metal Mining Co. Ltd.
Tin	Sumitomo Metal Mining Co., Ltd (Toyo Smelter & Refining)
Tin	Sumitomo, CANADA
Tin	Sun Surface Technology Co Ltd
Tin	Sundwiger Messingwerk GmbH & Co.KG
Tin	Super Ligas
Tin	Suzhou Cangsong Metal Product Co., Ltd
Tin	Suzhou Chemical Co., Ltd.
Tin	Suzhou Co. Ltd.
Tin	Suzhou Feixiang Solder Materials Co., Ltd.
Tin	Suzhou Jinyi jewelry factory
Tin	SUZHOU NUONENGDA CHEMICAL CO.,LTD
Tin	Suzhou Roiwow Recycle Technology Company Ltd.
Tin	swissmetal
Tin	Swopes Salvage
Tin	T.S. Crane
Tin	Tae Seung
Tin	TaeguTec Ltd.
Tin	Tai nian gao keji gufen youxian gongsi
Tin	Taicang City Nancang Metal Material Co., Ltd.
Tin	Taiwan Huanliang
Tin	Taiwan Qing Gao Qi Ye You Xian Gong Si
Tin	TAIWAN TOTAI CO., LTD.
Tin	Tamura Corporation
Tin	Tarutin Kester Co., Ltd.
Tin	TCC steel
Tin	TDK
Tin	Technic
Tin	Teck Metals LTD
Tin	TENNANT METAL PTY LTD.
Tin	Termomecanica
Tin	Thai Nguyen Nonferrous Metal Co.
Tin	Thailand Mine Factory
Tin	Thaisarco
Tin	THE FEDERAL METAL COMPANY
Tin	The Heracles Las (China) Co., Ltd.
Tin	The Miller Company
Tin	Thermox Performance Materials GmbH
Tin	Three green surface technology limited company

Tin	Thye Ming Industrial Co., Ltd.
Tin	ThyssenKrupp Acciai Speciali Terni
Tin	ThyssenKrupp Steel
Tin	Tianshui ling bo technology co., Ltd
Tin	TIANSHUI LONG BO TECHNOLOGY CO., LTD
Tin	Tianshui Longbo Business & Trade Co., Ltd.
Tin	TIB Chemicals AG
Tin	Tim Plating Gejiu
Tin	TIMAH
Tin	Tin Products Manufacturing Co., Ltd.
Tin	Tin Xicai Cao., Ltd.
Tin	Tisamatic
Tin	Tochij
Tin	TODINI AND CO SPA
Tin	TONGDING METALLIC MATERIAL CO.LTD
Tin	TongLing Nonferrous Metals Group Holdings Co., Ltd.
Tin	TOP-TEAM TECHNOLOGY(SHEN ZHEN)LIMITED
Tin	TOTAI
Tin	Toyo Smelter & Refinery of Sumitomo Metal Mining Co., Ltd.
Tin	Trafilerie Carlo Gnutti S.p.A.
Tin	Traxys
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company
Tin	Tyco
Tin	UBS METALOR
Tin	Uchihashi Estec Co., Ltd.
Tin	UFO Co., Ltd. Guangxi Ping Gui
Tin	Umicore SA Business Unit Precious Metals Refining
Tin	Uni Bros Metal Pte Ltd
Tin	Uniforce Metal Industrial Corp.
Tin	UNITED SMELTER
Tin	Units Year High Technology Co., Ltd.
Tin	UNIVERTICAL CORP
Tin	Univertical International (Suzhou) Co., Ltd
Tin	Univertical International Co., LTD.
Tin	Untracore Co., Ltd.
Tin	usugidenkaikougyou Co., Ltd.
Tin	Usuginu Electrolyte Industries
Tin	Vale Inco, Ltd
Tin	Vedani Carlo Metalli
Tin	VERTEX METALS INC.
Tin	Vishay Intertechnology
Tin	Vitkovicke slevarny
Tin	VQB Mineral and Trading Group JSC
Tin	WALSIN
Tin	Wang Yu Manufacturing Co. Ltd.
Tin	Warton Metals Limited
Tin	Watanabe Plating co.
Tin	WC Heraeus Hanau
Tin	WELL FORE SPECIAL WIRE
Tin	WELLEY

Tin	Well-Lin Enterprise Co Ltd
Tin	Wen Cheng Co., Ltd.
Tin	Westfalenzinn J. Jos
Tin	Westmetall GmbH & Co.KG
Tin	WFM Brons
Tin	White Solder Metalurgia e Mineração Ltda.
Tin	Wieland AG
Tin	Wieland Metals
Tin	Wieland Werke AG
Tin	Wildshaw Ltd.
Tin	Wilhelm Grillo Handelsgesellschaft GmbH
Tin	Wilhelm Westmetall, Germany
Tin	Win Tin Co., Ltd. Wongkang Hiroshima
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.
Tin	Winter Metalle GmbH
Tin	WKK
Tin	Wonil Metal Co Ltd.
Tin	Wooshin Metal
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company
Tin	WUHU ZHONGYUAN METAL SHEET AND FOIL Co., Ltd.
Tin	WUJIANG CITY LUXE TIN FACTORY
Tin	Wuxi Lantronic Electronic Co Ltd
Tin	WUXI YUNXI SANYE SOLDER FACTORY
Tin	Xia Yi Jinshu Gongye(gu) Youxian Gongsi
Tin	Xia Yi Metal Industries Co., Ltd.
Tin	Xianghualing Tin Industry Co., Ltd.
Tin	Xin Furukawa Metal (Wuxi) Co., Ltd.
Tin	Xin Tongding
Tin	XIN WANG copper smelter
Tin	Xingyang Electronics Co., Ltd.
Tin	Xinjian Mining Corporation
Tin	Xinke precision copper strip Co., Ltd.
Tin	XINQIAN
Tin	XiYue
Tin	XURI
Tin	Ya Qiao Giye Gufen Youxian Gonsi
Tin	Yahataseitetsusho
Tin	YAO ZHANG ENTERPRISE CO., LTD.
Tin	Ye Chiu Metal (Taicang) Co., Ltd
Tin	Ye Chiu Metal Recycling (China) Ltd.
Tin	YE CHIU METAL SMELTING SDN.BHD
Tin	YH(Yunnan)
Tin	Yifeng Tin
Tin	Yifeng Tin Industry Co., Ltd.
Tin	YIK Shing Tat Industrial Co., Ltd.
Tin	Yiquan Manufacturing
Tin	You Nai Tong Cai (Suzhou) Youxian Gongsi
Tin	Yu Material (Suzhou) Co. Ltd.
Tin	Yuan Ye Electronics (Shen Zhen) Co., Ltd.
Tin	Yuang-Hsian Metal Industrial Corp

Tin	Yuanhao
Tin	Yukenkougiyou
Tin	Yun'an Dian'xi Tin Mine
Tin	Yunan Tin company limited
Tin	YUNAN TIN PRODUCTS MANUFACTURING CO.,LTD.OF YTCL
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.
Tin	Yunnan Chengo Electric Smelting Plant
Tin	Yunnan China Rare Metal Materials Company
Tin	Yunnan Dian'xi Tin Mine
Tin	Yunnan Gejiu Jin ye Mineral Co. Ltd
Tin	Yunnan Gejiu Jinye Minerals
Tin	YunNan Gejiu Yunxin Electrolyze Limited
Tin	Yunnan Industrial Co., Ltd.
Tin	Yunnan Metallurgical Group Co., Ltd
Tin	YUNNAN TIN CO
Tin	Yunnan Tin Group (Holding) Company Limited
Tin	Yunnan Tin Industry Refco Group Ltd.
Tin	YUNNAN TRAVEL WIND NON-FERROUS METAL SHARES LIMITED
Tin	Yunnan wenshan-malipo strike-slip baiyi mining co., Ltd.
Tin	Yunnan Xi YE
Tin	yunnan xi ye gufen youxian gongsi
Tin	YUNNAN YUN SHARES OF COPPER-ZINC INDUSTRY LIMITED
Tin	YunNan Yunxi Group Company
Tin	YUNSIN
Tin	YUNTINIC (HONG KONG RESOURCES CO LTD
Tin	Yuntinic Chemical GmbH
Tin	Yuntinic Resources
Tin	YUNXIN colored electrolysis Company Limited
Tin	Yutinic Reousrces
Tin	Zhang Yao
Tin	Zhangjiagang Haiguo heave Forging Co.,ltd
Tin	Zhangzhou Macro Real Non-Ferrous Metals
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.
Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTING FACTORY
Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY
Tin	Zhejiang Huangyan Xinqian Electrical Parts Factory
Tin	ZHEJIANG STRONG SOLDER MATERIALS
Tin	Zhen bo shi ye Co., LTD
Tin	ZHENXIONG COPPER GROUP CO., Ltd.
Tin	ZHONGSHAN TIN-KING CO., LTD.
Tin	Zhongshi Metal Co., Ltd.
Tin	Zhongyuan Gold Smelter of Zhongjin Gold Corporation
Tin	Zhuhai Hongsheng Stannous Solder Manufacture Co,.Ltd
Tin	Zhuhai Horyison Solder Co., Ltd.
Tin	Zhuhai Quanjia
Tin	ZHUZHOU SMELTER GROUP COMPANY LIMITED
Tin	Zijin Mining Group Co. Ltd
Tin	Zong Yang Industrial Co., Ltd.
Tin	Zu Hai Haiyuxin Tin Products Co., Ltd.
Tin	Zuhai Horyison Solder Co.,Ltd.

Tin	天津互地环保科技有限公司
Tin	浙江亚通焊材有限公司
Tungsten	A&M Minerals Limited
Tungsten	A.L.M.T. TUNGSTEN Corp.
Tungsten	AB FERROLEGERINGAR
Tungsten	AB Ferrolegeringar/Minpro
Tungsten	ACL Metais Eireli
Tungsten	Advanced Alloy Services
Tungsten	Advanced Chemical Company
Tungsten	Aida Chemical Industries Co. Ltd.
Tungsten	Air Liquide Far Eastern (ALFE)
Tungsten	Air Products
Tungsten	Alldyne Powder Technologies
Tungsten	Alluter Technology (Shenzhen) Co.,Ltd
Tungsten	ALMT
Tungsten	Alta Group
Tungsten	Altlantic Metals
Tungsten	Asia Tungsten Products Vietnam Ltd.
Tungsten	ASSAB
Tungsten	Aubert & Duval
Tungsten	Axis Material Limited
Tungsten	Beijing Advanced Metal Materials Co., Ltd.
Tungsten	BeiJing General Research Institute of Mining & Metallurgy
Tungsten	Beijing Tian-Long Tungsten & Molybdenum Co., Ltd.
Tungsten	Beijing Zenith Materials
Tungsten	BGH Edelstahl Lippendorf GMBH
Tungsten	Bruweiler Precise Sales Co.
Tungsten	Buffalo Tungsten, Inc.
Tungsten	CB-CERATIZIT
Tungsten	Central Glass
Tungsten	CeramTec
Tungsten	Ceratizit S.A
Tungsten	Chang Chun up-optech
Tungsten	Chengdu Hongbo Industrial Co. Ltd.
Tungsten	Chengdu yemaohuagong Co., Ltd.
Tungsten	Chengtong Electrical Appliance Factory
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.
Tungsten	China Alluter Technology (Shenzhen) Co., Ltd.
Tungsten	China's nonferrous mining group co., LTD
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.
Tungsten	Chunbao Carbide Science & Technology Co.,Ltd
Tungsten	Cookson Sempsa
Tungsten	CTS Industries
Tungsten	CWB Materials
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.
Tungsten	Degutea
Tungsten	Emei Hengdong
Tungsten	ERAMET
Tungsten	Evraz Stratcor, Inc.
Tungsten	First Copper Technology Co., Ltd.

Tungsten	Fort Wayne Wire Die
Tungsten	Foshan Nanhai Xihai Metal material Co., Ltd.
Tungsten	Fujian Jinxin Tungsten Co., Ltd.
Tungsten	Ganxian Shirui New Material Co., Ltd.
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.
Tungsten	Ganzhou Hongfei W & Mo Co., Ltd.
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.
Tungsten	Ganzhou Sinda W & Mo Co., Ltd.
Tungsten	Ganzhou Sinda W＆Mo Co. Ltd.
Tungsten	Ganzhou Tejing Tungsten & Molybdenum Co., Ltd.
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.
Tungsten	GESAC
Tungsten	Global Tungsten & Powders Corp.
Tungsten	Golden Egret Special Alloy Co. Ltd
Tungsten	Graphite India Limited
Tungsten	Guangdong Guangzhou Guangsheng Non-Ferrous Import & Export Co., Ltd.
Tungsten	Guangdong Xianglu Tungsten Industry Co., Ltd.
Tungsten	H.C. Starck GmbH
Tungsten	H.C. Starck Group
Tungsten	H.C. Starck Hermsdorf GmbH
Tungsten	H.C. Starck Smelting GmbH & Co.KG
Tungsten	Han River Pelican State Alloy Co., Ltd.
Tungsten	Heyuan carbide co., LTD
Tungsten	Hitachi
Tungsten	Hunan Chenzhou Mining Co., Ltd.
Tungsten	Hunan Chuangda Metallurgy Group Co. Ltd.
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.
Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.
Tungsten	Hydrometallurg, JSC
Tungsten	IBG China
Tungsten	IES Technical Sales
Tungsten	ILJIN DIAMOND CO., LTD
Tungsten	Integrated Circuit
Tungsten	Izawa Metal Co., Ltd
Tungsten	Jada Electronic limited
Tungsten	Japan New Metals Co., Ltd.
Tungsten	Jian De City Hengshan Tungsten Co., Ltd.
Tungsten	Jiangsu Hetian Technological Material Co., Ltd.
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.
Tungsten	Jiangxi Richsea New Materials Co., Ltd.
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.
Tungsten	Jilin Sichuan
Tungsten	Jinzhou Xingye Smelt Duty Corp., Ltd.
Tungsten	JNM,Mitsubishi Materials Corporation,Mitsubishi
Tungsten	JTGC,China National Nonferrous,Jiangxi Tungsten Co Ltd
Tungsten	JX Nippon Mining & Metals Co., Ltd.
Tungsten	JXTC,Jiangxi Rare Earth & Rare Metals Tungsten Group Imp.& Exp. Co. Ltd.
Tungsten	Kanto Denka Kogyo Co., Ltd.
Tungsten	Kennametal Fallon
Tungsten	Kennametal Huntsville
Tungsten	KYORITSU GOKIN CO., LTD.
Tungsten	La Parrila
Tungsten	LLC "RELIT"
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.
Tungsten	Malipo Haiyu Tungsten Co., Ltd.
Tungsten	MANOIR PITRES
Tungsten	Materion
Tungsten	MATHESON GAS PRODUCTS KOREA Co., Ltd.
Tungsten	Metallo-Chimique N.V.
Tungsten	Midwest Tungsten Wire Co.
Tungsten	Minmetals (Hunan) Ferroalloys Co., Ltd.
Tungsten	Minmetals ganzhou Tin Co. Ltd.
Tungsten	Minpro AB
Tungsten	Mitsui Mining and Smelting Co., Ltd.
Tungsten	Moliren Ltd
Tungsten	Nanchang
Tungsten	Nanchang Cemented Carbide Limited Liability Company
Tungsten	Niagara Refining LLC
Tungsten	nicol and andrew ltd
Tungsten	nihon superior co.,ltd
Tungsten	Ninghua Xingluokeng Tungsten Mine Co., Ltd.
Tungsten	NingHua XingLuoKeng TungSten Mining CO.,LID
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.
Tungsten	Nippon Micrometal Corporation
Tungsten	Nippon Tungsten Co. Ltd.
Tungsten	North American Tungsten Corporation Ltd.
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC
Tungsten	Outokum<PU ESM
Tungsten	Outokumpu VDM USA
Tungsten	Philippine Chuangin Industrial Co., Inc.
Tungsten	Plansee SE Liezen
Tungsten	Pobedit, JSC
Tungsten	PT Bukit Timah
Tungsten	PT DS Jaya Abadi
Tungsten	PT Indra Eramulti Logam Industri
Tungsten	PT Stanindo Inti Perkasa
Tungsten	PT Timah (Persero), Tbk
Tungsten	Saganoseki Smelter & Refinery

Tungsten	Sandvik Material Technology
Tungsten	Sanher Tungsten Vietnam Co., Ltd.
Tungsten	Scandmetal
Tungsten	Sendi Kyocera Corporation
Tungsten	Sichuan Metals & Materials Imp & Exp Co
Tungsten	Sincemat Co, Ltd.
Tungsten	Solar Applied Materials Technology Corp.
Tungsten	Soleras
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City
Tungsten	SPECIALITY METAL TRADING
Tungsten	Sulzer Ltd.
Tungsten	Sumitomo
Tungsten	Sumitomo Electric, USA (A.L.M.T.)
Tungsten	Sumitomo Metal Mining Co., Ltd.
Tungsten	Sunaga Tungsten
Tungsten	Sylham
Tungsten	TaeguTec
Tungsten	Taicang City Nancang Metal Meterial Co.,Ltd
Tungsten	Taiyo Nippon Sanso Taiwan, Inc.
Tungsten	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd.
Tungsten	Tanaka Kikinzoku Kogyo K.K.
Tungsten	TDC Metal Co., Ltd.
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.
Tungsten	Thaisarco
Tungsten	ThyssenKrupp Steel
Tungsten	Toshiba Material Co., Ltd.
Tungsten	TOSOH CORPORATION
Tungsten	Treibacher Industrie AG
Tungsten	Triumph Northwest
Tungsten	ULVAC, Inc.
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.
Tungsten	Voss Metals Company, Inc.
Tungsten	Wah Lee Industrial Corp.,
Tungsten	Weartech
Tungsten	Western Metal Materials Co.,ltd
Tungsten	White Solder Metalurgia e Mineração Ltda.
Tungsten	WOGEN RESSOURCES LTD
Tungsten	Wolfram Bergbau und Hütten AG
Tungsten	Wolfram Company CISC
Tungsten	WOLFRAM INDUSTRIE TRAUNSTEIN
Tungsten	Woltech Korea Co., Ltd.
Tungsten	W-Si靶材
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd.
Tungsten	Xiamen Honglu Tungsten Molybdenum Co., Ltd.
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.
Tungsten	XTC,XTC Haicang,XTC H.C.
Tungsten	Yuntinic Resources
Tungsten	Zhangjiagang Haiguo heave Forging Co.,ltd

Tungsten	Zhangyuan Tungsten Co Ltd
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd
Tungsten	Zhuzhou Better Tungsten Carbide, Co Limited
Tungsten	ZHUZHOU DECHENG NONFERROUS METALS INDUSTRY CO.,LTD.
Tungsten	Zigong
Tungsten	Zigong Cemented Carbide Co., Ltd.
Countries of origin for conflict minerals from the above smelters/refiners are believed to be:
Albania, Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Canada, Chile, China, CROATIA (local name: Hrvatska), Czech Republic, Estonia, Ethiopia, France, Germany, Hong Kong, India, Indonesia, Italy, Japan, Kazakhstan, Korea- Republic of, Kyrgyzstan, Luxembourg, Malaysia, Mexico, Mongolia, Mozambique, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Russia, Russia Federation, Rwanda, Saudi Arabia, Singapore, Slovakia (Slovak Republic), South Africa, Spain, Sudan, Sweden, Switzerland, Taiwan, Tajikistan, Thailand, Turkey, Ukraine, United Arab Emirates, United Kingdom, United States, Uruguay, Uzbekistan, Vietnam, Zambia and ZIMBABWE. Covered countries were identified only for audited smelters/refiners.

VI. Product Description
Our products subject to this disclosure are pumps; valves; mixers; plate heat exchangers; dehydration technologies; rotating and stationary heat exchangers; pollution control systems; industrial tools; and hydraulic units. The conflict minerals necessary to the functionality or production of these products are, to our knowledge, obtained from suppliers who source these metals from the smelters/refiners and countries identified to date and listed in Section V above.
VII. Independent Private Sector Audit
Not required for calendar year 2015.